UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 2007
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                                  Advanta Corp.
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             (Exact name of registrant as specified in its charter)


        Delaware                    0-14120                   23-1462070
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(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)



      Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania    19477
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               (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (215) 657-4000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operation and Financial Condition.

         The information in this Current Report on Form 8-K is to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         On July 31, 2007, Advanta Corp. (the "Company") issued a press release describing its results for the quarter ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         On July 31, 2007 at 9:00 a.m. Eastern time, Company management also will hold a conference call, publicly announced in its press release dated July 9, 2007. The call will be broadcast for the public simultaneously over the Internet through www.advanta.com or www.investorcalendar.com. Replays of the call are available on the investorcalendar.com site for 90 days from the date of the call.


Item 9.01         Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits.

         The following exhibit relating to Item 2.02 shall be deemed "filed" under the Exchange Act:

         99.1 Press Release issued July 31, 2007 regarding financial results for the quarter ended June 30, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Advanta Corp.
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                                            (Registrant)


Date: July 31, 2007
                                   By:  /s/ Elizabeth Mai
                                       -----------------------------------------
                                            Elizabeth H. Mai, Chief
                                            Administrative Officer, Senior Vice
                                            President, Secretary and General
                                            Counsel

                                  EXHIBIT INDEX
                                  -------------



Exhibit           Description                             Method of Filing
-------           -----------                             ----------------


99.1              Press release issued July 31, 2007      Filed herewith
                  regarding financial results for
                  the quarter ended June 30, 2007